UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2023

SANDRIDGE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave., Suite 500 Oklahoma City, OK 73104 (Address of Principal Executive Offices)

(405) 429-5500

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03	Material Modification to the Right of Security Holders.

On June 14, 2023, the Board of Directors (the “Board”) approved SandRidge Energy Inc.’s (the “Company or “SandRidge”) entry into an amendment (“Amendment No. 2”) to the Tax Benefits Preservation Plan dated as of July 1, 2020 (as amended, the “Tax Benefits Preservation Plan”) to extend the expiration time of the Tax Benefits Preservation Plan from July 1, 2023 to July 1, 2026.

The Company will submit Amendment No. 2 to the Company’s stockholders for approval at the 2024 Annual Meeting.

The summary of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) in Oklahoma City, Oklahoma on June 14, 2023. As of the record date of April 24, 2023, the Company had 36,901,534 shares of common stock outstanding. A total of 29,360,085 shares (79.56%) were present at the 2023 Annual Meeting by proxy or in person.

The following matters, detailed descriptions of which are contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023 (the “2023 Proxy Statement”), were voted on at the 2023 Annual Meeting:

(1)	Election of five directors to serve on the Company’s Board until the 2024 Annual Meeting of Stockholders;

(2)	Ratification of the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3)	Non-binding advisory vote to approve the compensation paid the Company’s named executive officers during 2022; and

(4)	Non-binding advisory vote on whether a non-binding stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two, or three years.

The Company’s stockholders approved proposals (1), (2) and (3) and recommended a non-binding advisory vote to approve the compensation of the Company’s named executive officers every one year.

Proposal 1 – Election of Directors

Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jaffrey A. Firestone	19,904,374	272,718	111,669	9,071,324
Jonathan Frates	18,016,618	2,159,312	112,831	9,071,324
John Lipinski	14,454,646	5,717,046	117,069	9,071,324
Randolph C. Read	19,409,250	766,918	112,593	9,071,324
Nancy Dunlap	19,882,441	298,759	107,561	9,071,324

Proposal 2 – Ratification of Selection of Grant Thornton

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,565,823	65,422	728,840	—

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,812,788	323,583	152,390	9,071,324

Proposal 4 – Advisory Vote on the Frequency of Stockholder Approval of Named Executive Officer Compensation

1-Year	2-Years	3-Years	Abstentions
19,063,494	17,027	1,080,669	127,571

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

4.1	Second Amendment to Tax Benefits Preservation Plan, dated July 1, 2020, between SandRidge Energy, Inc. and American Stock Transfer & Trust Company, LLC as Rights Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SandRidge Energy, Inc.

Dated: June 20, 2023	By:	/s/ Salah Gamoudi
	Name:	Salah Gamoudi
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer